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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 22, 1997


                               OCCUSYSTEMS, INC.
                               -----------------
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                          0-24440                       75-2543036
---------------                  ----------------               ----------------
(State or other                  (Commission File               (I.R.S. Employer
jurisdiction of                       Number)                    Identification
incorporation)                                                       Number)


3010 LBJ Freeway
Suite 400
Dallas, Texas                                                     75234
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (972) 484-2700
                                --------------
             (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

   See the following press release attached hereto as Exhibit 99.1, dated July 22, 1997, announcing the Company's second quarter 1997 earnings.

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                                  SIGNATURES

   Pursuant to the requirements of the Security and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OCCUSYSTEMS, INC.

                                        By:


Date: July 28, 1997                         /s/ John K. Carlyle
                                        -------------------------------------
                                        John K. Carlyle
                                        Chairman and Chief Executive Officer

                                           /s/ James M. Greenwood
                                        -------------------------------------
                                        James M. Greenwood
                                        Senior Vice President
                                        Chief Financial Officer
                                        (Principal Accounting Officer)